UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2017

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were voted on at the Company’s Annual Meeting:

1.	The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Gregory Q. Brown	123,387,666	4,557,336	1,234,302	16,604,139
Kennneth D. Denman	127,836,817	1,237,712	104,775	16,604,139
Egon P. Durban	105,371,128	23,705,316	102,860	16,604,139
Clayton M. Jones	128,782,270	293,630	103,404	16,604,139
Judy C. Lewent	128,590,101	490,033	99,170	16,604,139
Gregory K. Mondre	105,607,303	23,466,160	105,841	16,604,139
Anne R. Pramaggiore	127,810,070	1,270,162	99,072	16,604,139
Samuel C. Scott III	123,894,615	5,179,935	104,754	16,604,139
Joseph M. Tucci	111,680,924	17,392,957	105,423	16,604,139

2.	The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
123,492,206	5,488,767	198,331	16,604,139

3.	The stockholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes
111,817,727	152,526	17,072,746	136,305	16,604,139

Based upon these results, the Board of Directors determined to hold an annual advisory vote on executive compensation.

4.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
143,780,242	1,851,213	151,998	n/a

5.	A stockholder proposal on lobbying disclosure was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
42,328,703	84,769,273	2,081,328	16,604,139

6.	A stockholder proposal on recruitment in global supply chains was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
15,114,094	111,387,815	2,677,395	16,604,139

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 17, 2017	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President and Secretary